EXHIBIT 10.19

                          Kempff Communications Company
                       3301 Bayshore Boulevard, Suite 1407
                                 Tampa, FL 33629
                                 (813) 258-3433
                               Fax (813) 902-1360



August 13, 2001


Memo to:  Don Boyd
          Small Town Radio, Inc.

From:     Ron Kempff
          KCC

Subject: WDGR Radio Broker Commission



This Memo will confirm the Agreement between Small Town Radio, Inc. and Kempff Communications Company, whereby Small Town Radio, Inc. agrees to pay Kempff Communications Company a broker commission of $25,000.00 upon the closing of the Small Town Radio, Inc. purchase of WDGR Radio.

Kempff Communications Company has acted as the broker for the Buyer, Small Town Radio, Inc.

Agreed:

/s/ Ron Kempff                                        /s/ Don Boyd
------------------------------------                 ------------------------
Ron Kempff, KCC, Broker                              Don Boyd, STRI, Buyer


August 13, 2001                                      August 13, 2001